INVESTOR PRESENTATION THIRD QUARTER 2023

2THIRD QUARTER 2023 EARNINGS PRESENTATION This presentation contains “forward-looking statements” within the meaning, and protections, of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, without limitation, statements about future financial and operating results, cost savings, enhanced revenues, economic and seasonal conditions in the Company’s markets, and improvements to reported earnings that may be realized from cost controls, tax law changes, new initiatives and for integration of banks that the Company has acquired, or expects to acquire, as well as statements with respect to Seacoast's objectives, strategic plans, expectations and intentions and other statements that are not historical facts. Actual results may differ from those set forth in the forward-looking statements. Forward-looking statements include statements with respect to the Company’s beliefs, plans, objectives, goals, expectations, anticipations, assumptions, estimates and intentions about future performance, and involve known and unknown risks, uncertainties and other factors, which may be beyond the Company’s control, and which may cause the actual results, performance or achievements of Seacoast Banking Corporation of Florida (“Seacoast” or the “Company”) or its wholly-owned banking subsidiary, Seacoast National Bank (“Seacoast Bank”), to be materially different from results, performance or achievements expressed or implied by such forward-looking statements. You should not expect the Company to update any forward-looking statements. All statements other than statements of historical fact could be forward-looking statements. You can identify these forward-looking statements through the use of words such as "may", "will", "anticipate", "assume", "should", "support", "indicate", "would", "believe", "contemplate", "expect", "estimate", "continue", "further", "plan", "point to", "project", "could", "intend", "target" or other similar words and expressions of the future. These forward-looking statements may not be realized due to a variety of factors, including, without limitation: the impact of current and future economic and market conditions generally (including seasonality) and in the financial services industry, nationally and within Seacoast’s primary market areas, including the effects of inflationary pressures, changes in interest rates, slowdowns in economic growth, and the potential for high unemployment rates, as well as the financial stress on borrowers and changes to customer and client behavior and credit risk as a result of the foregoing; potential impacts of the recent adverse developments in the banking industry highlighted by high-profile bank failures, including impacts on customer confidence, deposit outflows, liquidity and the regulatory response thereto; governmental monetary and fiscal policies, including interest rate policies of the Board of Governors of the Federal Reserve, as well as legislative, tax and regulatory changes, including those that impact the money supply and inflation; the risks of changes in interest rates on the level and composition of deposits (as well as the cost of, and competition for, deposits), loan demand, liquidity and the values of loan collateral, securities, and interest rate sensitive assets and liabilities; interest rate risks, sensitivities and the shape of the yield curve; changes in accounting policies, rules and practices; changes in retail distribution strategies, customer preferences and behavior generally and as a result of economic factors, including heightened inflation; changes in the availability and cost of credit and capital in the financial markets; changes in the prices, values and sales volumes of residential and commercial real estate; the Company’s concentration in commercial real estate loans and in real estate collateral in Florida; Seacoast’s ability to comply with any regulatory requirements; the effects of problems encountered by other financial institutions that adversely affect Seacoast or the banking industry; inaccuracies or other failures from the use of models, including the failure of assumptions and estimates, as well as differences in, and changes to, economic, market and credit conditions; the impact on the valuation of Seacoast’s investments due to market volatility or counterparty payment risk, as well as the effect of a decline in stock market prices on our fee income from our wealth management business; statutory and regulatory dividend restrictions; increases in regulatory capital requirements for banking organizations generally; the risks of mergers, acquisitions and divestitures, including Seacoast’s ability to continue to identify acquisition targets, successfully acquire and integrate desirable financial institutions and realize expected revenues and revenue synergies; changes in technology or products that may be more difficult, costly, or less effective than anticipated; the Company’s ability to identify and address increased cybersecurity risks; fraud or misconduct by internal or external actors, which Seacoast may not be able to prevent, detect or mitigate; inability of Seacoast’s risk management framework to manage risks associated with the Company’s business; dependence on key suppliers or vendors to obtain equipment or services for the business on acceptable terms, including the impact of supply chain disruptions; reduction in or the termination of Seacoast’s ability to use the online- or mobile-based platform that is critical to the Company’s business growth strategy; the effects of war or other conflicts, including the impacts related to or resulting from Russia’s military action in Ukraine, acts of terrorism, natural disasters, including hurricanes in the Company’s footprint, health emergencies, epidemics or pandemics, or other catastrophic events that may affect general economic conditions; unexpected outcomes of and the costs associated with, existing or new litigation involving the Company; Seacoast’s ability to maintain adequate internal controls over financial reporting; potential claims, damages, penalties, fines and reputational damage resulting from pending or future litigation, regulatory proceedings and enforcement actions; the risks that deferred tax assets could be reduced if estimates of future taxable income from the Company’s operations and tax planning strategies are less than currently estimated and sales of capital stock could trigger a reduction in the amount of net operating loss carryforwards that the Company may be able to utilize for income tax purposes; the effects of competition from other commercial banks, thrifts, mortgage banking firms, consumer finance companies, credit unions, non-bank financial technology providers, securities brokerage firms, insurance companies, money market and other mutual funds and other financial institutions operating in the Company’s market areas and elsewhere, including institutions operating regionally, nationally and internationally, together with such competitors offering banking products and services by mail, telephone, computer and the Internet; the failure of assumptions underlying the establishment of reserves for possible credit losses; risks related to environmental, social and governance (“ESG”) matters, the scope and pace of which could alter Seacoast’s reputation and shareholder, associate, customer and third-party affiliations; and other factors and risks described under “Risk Factors” herein and in any of the Company's subsequent reports filed with the SEC and available on its website at www.sec.gov All written or oral forward-looking statements attributable to us are expressly qualified in their entirety by this cautionary notice, including, without limitation, those risks and uncertainties described in the Company’s annual report on Form 10-K for the year ended December 31, 2022 and subsequently filed quarterly reports on Form 10-Q under "Special Cautionary Notice Regarding Forward-Looking Statements" and "Risk Factors", and otherwise in the Company’s SEC reports and filings. Such reports are available upon request from the Company, or from the Securities and Exchange Commission, including through the SEC's Internet website at www.sec.gov. Cautionary Notice Regarding Forward-Looking Statements

01 ABOUT SEACOAST BANK 02 OUTLOOK 03 COMPANY PERFORMANCE 04 APPENDIX

AGENDA ABOUT SEACOAST BANK

5THIRD QUARTER 2023 EARNINGS PRESENTATION • $14.8 billion in assets as of September 30, 2023, operating in the nation’s fastest growing and third most populated state • Strong presence in Florida’s most attractive markets, increasing to #15 Florida market share in 2023 from #18 in 2022 ▪ #1 Florida-based bank in Orlando MSA ▪ #1 Florida-based bank in Palm Beach county ▪ #1 market share in Port St. Lucie MSA • A top three publicly traded community bank headquartered in Florida • Market Cap: $1.9 billion as of September 30, 2023 • Serving over 280,000 customers throughout Florida, with a wide variety of customer segments and industries • Strong capital position, supporting further organic growth and opportunistic acquisitions • Unique customer analytics capabilities, driving value creation with new, acquired, and existing customers Jacksonville MSA West Palm Beach Fort Lauderdale Miami MSA Port St. Lucie MSA Orlando MSA Tampa St. Petersburg MSA Naples Fort Myers MSA Valuable Florida Franchise with Strong Capital and Liquidity SEACOAST BANK FOOTPRINT

6THIRD QUARTER 2023 EARNINGS PRESENTATION PROVEN TRACK RECORD OF SUCCESSFUL AND VALUE-ADDED INTEGRATIONS

AGENDA OUTLOOK

8THIRD QUARTER 2023 EARNINGS PRESENTATION Executing Our Balanced Growth Strategy BUILD the business to become the dominant commercial bank in Florida ▪ Organic growth leveraging technology and high performance culture to attract best banking talent in Florida from larger regionals ▪ Opportunistic acquisitions leveraging our proven M&A capabilities MATURE the business with a solid and scalable foundation moving to mid-size bank ▪ Systems and data infrastructure to efficiently support added scale and complexity, nurturing a culture of insight-driven decision making ▪ Scale enterprise risk capabilities to further align with mid-size bank regulatory standards and expectations ENERGIZE the business fostering a high performing, client centric culture united around 96-year history ▪ Continue to attract and reward top talent and a diverse workforce ▪ Continue momentum around end-to- end local market ownership demonstrating collaboration that drives one-team, one Seacoast

AGENDA COMPANY PERFORMANCE

10THIRD QUARTER 2023 EARNINGS PRESENTATION • Increased Florida market share to #15 compared to #18. • 3.7% annualized organic deposit growth, with the additional liquidity used to pay down brokered deposits and FHLB borrowings. • Strong capital, with a Tier 1 capital ratio of 14.0% and the ratio of tangible common equity to tangible assets increasing to 8.68%. Adjusting all HTM securities to fair value, the tangible common equity to tangible assets ratio remains at a peer- leading 7.89%. • Loan-to-deposit ratio remains low at 83%, providing balance sheet flexibility moving forward. • Asset quality remains strong, with nonperforming and criticized loans each declining from the prior quarter. • Continued disciplined expense management, completing a reduction in force reducing headcount by 6%, and consolidating a branch location. • Tangible book value per share increased to $14.26. Removing the impact of the change in accumulated comprehensive income, tangible book value per share at September 30, 2023 would have been higher by $0.30, reaching $14.56, an increase of 8% on an annualized basis. Third Quarter 2023 Highlights 1Non-GAAP measure, see “Explanation of Certain Unaudited Non-GAAP Financial Measures" for more information and a reconciliation to GAAP. Comparisons are to the second quarter of 2023 unless otherwise stated

11THIRD QUARTER 2023 EARNINGS PRESENTATION Net Interest Income ($ in th ou sa nd s) $88,399 $119,858 $131,351 $127,153 $119,505 3.67% 4.36% 4.31% 3.86% 3.57% 3.58% 4.01% 3.78% 3.42% 3.13% Net Interest Income Net Interest Margin NIM, excluding accretion on acquired loans 3Q'22 4Q'22 1Q'23 2Q'23 3Q'23 • Net interest income1 totaled $119.5 million, a decrease of $7.6 million, or 6%, from the prior quarter. The decrease was driven by higher deposit costs, including new requirements by the Florida Bar Association for higher rates on certain trust accounts, and by changes in product mix. These were partially offset by higher interest income on securities and loans. • Net interest margin contracted 29 basis points to 3.57% and, excluding the effect of accretion on acquired loans, net interest margin decreased 29 basis points to 3.13%. The decline in the net interest margin from the prior quarter was due to the impact of rising deposit rates. • Securities yields expanded 19 basis points to 3.32%. • Loan yields increased four basis points from the prior quarter to 5.93%. Excluding the effect of accretion on acquired loans, yields increased to 5.34%, with increases from higher rates and new production partially offset by prepayments. • The cost of deposits increased 41 basis points to 1.79%, primarily the result of higher short term interest rates, and an increasingly competitive deposit market. 1Calculated on a fully taxable equivalent basis using amortized cost.

12THIRD QUARTER 2023 EARNINGS PRESENTATION $16,103 $21,576 $17,793 $3,504 $4,560 $4,648 $4,138 $5,066 $1,684 $2,732 $3,318 $3,138 $434 $576 $410 $3,932 $4,828 $4,533 $1,363 $2,068 $2,197 BOLI Other Income Insurance Agency Income Mortgage Banking Wealth Management Interchange Income Service Charges 3Q'22 2Q'23 3Q'23 $16,465 $21,752 $18,180 $3,504 $4,560 $4,648 $4,138 $5,066 $1,684 $2,732 $3,318 $3,138 $434 $576 $410 $4,294 $5,004 $4,920 $1,363 $2,068 $2,197 BOLI Other Income Insurance Agency Income Mortgage Banking Wealth Management Interchange Income Service Charges 3Q'22 2Q'23 3Q'23 Adjusted Noninterest Income1 ($ in thousands) 2 3 Noninterest Income ($ in thousands) 1 Non-GAAP measure, see “Explanation of Certain Unaudited Non-GAAP Financial Measures" for more information and a reconciliation to GAAP. 2 Other Income includes income and gains on SBIC investments, SBA gains, marine finance fees, other fees related to customer activity and securities losses of $362 thousand in 3Q’22, $176 thousand in 2Q'23 and $387 thousand in 3Q'23. 3 Other Income on an adjusted basis includes income and gains on SBIC investments, SBA gains, marine finance fees, and other fees related to customer activity. Noninterest Income Noninterest income totaled $17.8 million in the third quarter of 2023, a decrease of $3.8 million, or 18%, compared to the prior quarter, and an increase of $1.7 million, or 10%, compared to the prior year quarter. Of the $3.8 million decrease in the third quarter of 2023, the $3.4 million decline in interchange income results from the impact of the Durbin amendment, which became effective for Seacoast on July 1, 2023, and limits network interchange fees earned on debit card transactions. $1,160 $1,160 $1,183 $1,183

13THIRD QUARTER 2023 EARNINGS PRESENTATION $793 $870 $1,025 $1,158 $1,161 $1,239 $1,228 $1,162 $1,228 $1,387 $1,518 $1,578 $1,579 3Q'20 4Q'20 1Q'21 2Q'21 3Q'21 4Q'21 1Q'22 2Q'22 3Q'22 4Q'22 1Q'23 2Q'23 3Q'23 Assets Under Management ($ in millions) 24% CAGR Continued Focus on Building Wealth Management Assets under management totaled $1.6 billion at September 30, 2023, increasing 29% from September 30, 2022. This is a result of the wealth management team’s continuing success at winning business with commercial relationships and high net worth families across the footprint. In the past three years, assets under management have increased at a compound annual growth rate (“CAGR”) of 24%.

14THIRD QUARTER 2023 EARNINGS PRESENTATION $56,899 $83,992 $83,153 $32,488 $50,511 $50,379$5,598 $9,318 $8,778 $6,518 $9,911 $9,724 $2,003 $2,397 $2,773 $9,532 $9,739 $9,241 Other Expense Legal & Professional Occupancy & Telephone FDIC Assessment Data Processing Cost Salaries & Benefits 3Q'22 2Q'23 3Q'23 $61,359 $107,865 $93,915 $32,494 $52,627 $53,637$1,446 $7,654 $7,457 $5,393 $20,222 $8,714 $7,481 $10,928 $9,810 $3,794 $4,062 $2,679 $9,991 $10,256 $9,360 Other Expense Legal & Professional Occupancy & Telephone FDIC Assessment Data Processing Cost Amortization of Intangibles Salaries & Benefits 3Q'22 2Q'23 3Q'23 Adjusted Noninterest Expense1 ($ in thousands) 2 2 Noninterest Expense ($ in thousands) Noninterest expense decreased $14.0 million on a GAAP basis and decreased $0.8 million on an adjusted basis. Changes quarter-over-quarter on an adjusted basis include: • Salaries and benefits decreased $0.1 million to $50.4 million in the third quarter of 2023, reflecting lower base salaries expense partially offset by lower service origination fees attributed to lower loan production. • Data processing cost decreased $0.5 million to $8.8 million in the third quarter of 2023 reflecting the benefits of acquisition-related system integration. • Occupancy and telephone decreased $0.2 million to $9.7 million in the third quarter of 2023 reflecting branch consolidation and cost synergies from recent acquisitions, including one additional branch consolidation in July. • Legal and professional fees increased by $0.4 million to $2.8 million in the third quarter of 2023, reflecting the impact of one-time projects during the third quarter. • Other expense decreased $0.5 million to $9.2 million in the third quarter of 2023, reflecting the benefit of acquisition-related cost synergies. 1Non-GAAP measure, see “Explanation of Certain Unaudited Non-GAAP Financial Measures" for more information and a reconciliation to GAAP. 2Other Expense includes marketing expenses, provision for unfunded commitments, foreclosed property expense and net loss/(gain) on sale and other expenses associated with ongoing business operations. Noninterest Expense $2,116 $2,116 $760 $760 $2,258 $2,258

15THIRD QUARTER 2023 EARNINGS PRESENTATION 62% 48% 53% 55% 60% 54% 62% 56% 57% 63% 65% 67% 63% 3Q '20 4Q '20 1Q '21 2Q '21 3Q '21 4Q '21 1Q '22 2Q '22 3Q '22 4Q '22 1Q '23 2Q '23 3Q '23 Efficiency Ratio Trend 55% 49% 52% 53% 51% 53% 55% 53% 53% 52% 53% 56% 60% 3Q '20 4Q '20 1Q '21 2Q '21 3Q '21 4Q '21 1Q '22 2Q '22 3Q '22 4Q '22 1Q '23 2Q '23 3Q '23 GAAP - Efficiency Adjusted - Efficiency1 • The efficiency ratio was 62.6% for the third quarter of 2023 compared to 67.3% in the prior quarter and 57.1% in the third quarter of 2022. • The adjusted efficiency ratio1 was 60.2% for the third quarter of 2023 compared to 56.4% in the prior quarter and 53.3% in the third quarter of 2022. 1Non-GAAP measure, see “Explanation of Certain Unaudited Non-GAAP Financial Measures" for more information and a reconciliation to GAAP. Freedom Bank Legacy Bank of Florida Sabal Palm Bank and Florida Business Bank Drummond Bank and Apollo Bank Professional Bank Increase in adjusted efficiency ratio reflects the impact of: • higher deposit rates, including the first full quarter of Florida’s IOTA rule change • first time impact of the Durbin Amendment on interchange income

16THIRD QUARTER 2023 EARNINGS PRESENTATION $6,691 $8,145 $10,134 $10,118 $10,011 4.45% 5.29% 5.86% 5.89% 5.93% 4.31% 4.80% 5.17% 5.31% 5.34% Yield Excluding Accretion on Acquired Loans Reported Yield Total Loans 3Q'22 4Q'22 1Q'23 2Q'23 3Q'23 Total Loans End-of-Period ($ in millions) Disciplined Approach to Lending in a Strong Florida Economy Loans outstanding declined by $107 million as the Company maintains its disciplined approach to lending. Loan yields increased four basis points from the prior quarter to 5.93%. Excluding the effect of accretion on acquired loans, yields increased to 5.34%, with increases from higher rates and new production partially offset by prepayments. New loan add on yields have increased to approximately 8%.

17THIRD QUARTER 2023 EARNINGS PRESENTATION Commercial Real Estate - Owner Occupied $1,675,881 17% Construction and Land Development $793,736 8% Consumer $248,540 2% Commercial & Financial $1,584,050 16% Commercial Real Estate - Non-Owner Occupied $3,285,974 33% Residential Real Estate $2,418,903 24% At September 30, 2023 ($ in thousands) Seacoast's Lending Strategy Sustains a Diverse Loan Portfolio The Company remains focused and committed to its strict credit underwriting standards. Construction and land development and commercial real estate loans, as defined in regulatory guidance, represent 48% and 234%, respectively, of total consolidated risk based capital. Seacoast’s average loan size is $306 thousand and the average commercial loan size is $683 thousand. Portfolio diversification in terms of asset mix, industry, and loan type, has been a critical element of the Company’s lending strategy. Exposure across industries and collateral types are broadly distributed. Construction & Land Development and CRE Loans to Total Risk Based Capital 276% 234% 64% 48% CRE Construction & Land Development Peers SBCF Peer Source: 2Q’23 S&P Capital Paycheck Protection Program $4,102 <1%

18THIRD QUARTER 2023 EARNINGS PRESENTATION At September 30, 2023 Loan Portfolio Mix CRE-Retail, 10.41% CRE-Office, 5.95% CRE-Multifamily 5+, 5.01% CRE-Hotel/Motel, 3.94% CRE-Industrial/Warehouse, 3.55% CRE-Other, 3.96% OOCRE-Office, 4.88% OOCRE-Other, 11.86% Construction & Land Development, 7.93% Commercial & Financial, 15.82% Residential, 24.16% Consumer, 2.48% PPP, 0.04% Segment Balance ($ in thousands) % of Balance Non-Owner Occupied CRE Retail $ 1,041,818 10.41 % Office 595,381 5.95 Multifamily 5+ 501,614 5.01 Hotel/Motel 394,367 3.94 Industrial/Warehouse 355,213 3.55 Other 397,581 3.96 Total Non-Owner Occupied CRE $ 3,285,974 32.82 % OOCRE-Office 488,431 4.88 % OOCRE-Other 1,187,450 11.86 Construction & Land Development 793,736 7.93 Commercial & Financial 1,584,050 15.82 Residential 2,418,903 24.16 Consumer 248,540 2.48 PPP 4,102 0.04 Total Loans $ 10,011,186 100.00 % Non-owner occupied commercial real estate are properties where the source of repayment is from the sale or lease of the property, or the owner does not occupy the property Owner-occupied CRE is used by the owner, where the primary source of repayment is the cash flow from business operations housed within the property.

19THIRD QUARTER 2023 EARNINGS PRESENTATION Non-owner Occupied Commercial Real Estate in Florida’s Strongest Markets Non-owner Occupied Commercial Real Estate by MSA Balance ($ in thousands) Balance % of Total Loans Miami / Dade County $ 617,179 6.15 % Orlando-Kissimmee, FL MSA 444,550 4.44 Ft. Lauderdale / Broward County 369,720 3.69 West Palm Beach / Palm Beach County 329,032 3.29 Tampa-St. Petersburg-Clearwater, FL 192,758 1.93 Sarasota-Bradenton-Venice, FL MSA 138,826 1.39 Deltona-Daytona Beach-Ormond Beach, FL MSA 111,714 1.12 Port St. Lucie, FL MSA 105,146 1.05 Jacksonville, FL MSA 97,944 0.98 Palm Bay-Melbourne-Titusville, FL MSA 97,255 0.97 All Other FL 609,253 6.09 Outside FL 172,597 1.72 13% of total loans in vibrant, South Florida tri- county area. Between 2010 and 2020, Florida’s population grew 14.6%, twice the rate of overall U.S. population growth. Florida has been the top state for net in-migration for the past five years. Compared to national market, Florida office continues to report lower vacancy rates and increasing rental rates. Sources: U.S. Census data, JLL

20THIRD QUARTER 2023 EARNINGS PRESENTATION Non-owner Occupied Commercial Real Estate CRE Non-Owner Occupied ($ in ‘000s) Balance Balance % of Total Loans Average Loan Size 30+ Days Past- Accruing Non Accrual Weighted LTV Retail $ 1,041,818 10.41% $ 1,996 $ — $ — 52 % Office 595,381 5.95 1,637 106 231 55 Multifamily 5+ 501,614 5.01 953 301 272 56 Hotel/Motel 394,367 3.94 3,749 205 1,012 52 Industrial/Warehouse 355,213 3.55 1,758 — 1,106 53 Other 397,581 3.96 743 — 7,029 53 Total $ 3,285,974 32.82% $ 1,645 $ 612 $ 9,650 54 % Retail Segment: Targets grocery or credit tenant anchored shopping plazas, single credit tenant retail buildings, smaller outparcels and other retail units. • 10.41% of total loans. • 52% weighted average loan-to-value, low leverage. • $2.0 million average loan size. • 14 loans over $10 million. Office Segment: Targets low to mid-rise suburban offices, broadly diversified across many professional services. • 5.95% of total loans. • 55% weighted average loan-to-value, low leverage. • $1.6 million average loan size. • 6 loans over $10 million.

21THIRD QUARTER 2023 EARNINGS PRESENTATION Allowance for Credit Losses and Purchase Discount ($ in thousands) Loans Outstanding Allowance for Credit Losses % of Category Purchase Discount % of Category Construction and Land Development $ 793,736 $ 7,685 0.97% $ 10,235 1.29 % Owner Occupied Commercial Real Estate 1,675,881 6,065 0.36 28,614 1.71 Commercial Real Estate 3,285,974 52,441 1.60 85,251 2.59 Residential Real Estate 2,418,903 38,735 1.60 34,027 1.41 Commercial & Financial 1,584,050 31,525 1.99 24,830 1.57 Consumer 248,540 13,210 5.32 3,498 1.41 Total Excluding PPP $ 10,007,084 $ 149,661 1.50% $ 186,455 1.86 % Paycheck Protection Program $ 4,102 $ — — % $ — — % Total $ 10,011,186 $ 149,661 1.49% $ 186,455 1.86 % The total allowance for credit losses of $149.7 million as of September 30, 2023, represents management’s estimate of lifetime expected credit losses. Combined with the $186.5 million remaining unrecognized discount on acquired loans, a total of $336.1 million, or 3.4%, of total loans is available to cover potential losses. As acquired loans are repaid, the unrecognized discount is earned as an adjustment to yield over the life of the loans. Additionally, a reserve for potential credit losses on lending-related commitments of $4.7 million is reflected within Other Liabilities.

22THIRD QUARTER 2023 EARNINGS PRESENTATION Net Charge-Offs $12,748 NCO NCO/Average Loans 3Q’22 4Q’22 1Q’23 2Q’23 3Q’23 ($ in thousands) Nonperforming Loans and Criticized and Classified Loans $21,464 $28,843 $50,787 $48,326 $41,508 0.32% 0.35% 0.50% 0.48% 0.41% 0.80% 1.42% 1.60% 1.40% 1.36% NPL NPL/Total Loans Criticized + Classified Loans/Total Assets 3Q’22 4Q’22 1Q’23 2Q’23 3Q’23 $95,329 $113,895 $155,640 $159,715 $149,661 1.42% 1.40% 1.54% 1.58% 1.49% ACL ACL/Total Loans 3Q'22 4Q'22 1Q'23 2Q'23 3Q'23 Allowance for Credit Losses Continued Strong Asset Quality Trends Credit metrics remain strong, with nonperforming and criticized and classified loans at historically low levels. Net charge-offs during the third quarter of 2023 include the complete charge-off of an $11.3 million acquired loan. This had no impact on earnings or capital, as the Company expected and fully reserved for the loss at acquisition through purchase accounting. The increase in the allowance for credit losses to total loans in the first quarter of 2023 reflects the acquisition of the Professional Bank portfolio. 0.01% 0.03% $103 0.04% $782 0.14% $3,188 $705 0.50%

23THIRD QUARTER 2023 EARNINGS PRESENTATION Investment Securities Performance and Composition Unrealized Loss in Securities as of September 30, 2023 (in thousands) Amortized Cost Fair Value Net Unrealized Gain /(Loss) Δ from 2Q’23 Available for Sale Government backed $ 39,388 $ 38,436 $ (952) $ (643) Agency mortgage backed 1,593,306 1,326,639 (266,667) (36,278) Private label MBS and CMOs 139,089 125,187 (13,902) (565) CLO 307,664 304,168 (3,496) 3,708 Municipal 21,768 19,652 (2,116) (612) Other debt securities 27,293 27,763 470 182 Total Available for Sale $ 2,128,508 $ 1,841,845 $ (286,663) $ (34,208) Held to Maturity Agency mortgage backed $ 691,404 $ 537,218 $ (154,186) $ (23,960) Total Held to Maturity $ 691,404 $ 537,218 $ (154,186) $ (23,960) Total Securities $ 2,819,912 $ 2,379,063 $ (440,849) $ (58,168) ($ in m ill io ns ) $775 $747 $738 $708 $691 $1,861 $1,872 $2,016 $1,916 $1,842 2.36% 2.77% 2.85% 3.13% 3.32% HTM Securities AFS Securities Yield 3Q'22 4Q'22 1Q'23 2Q'23 3Q'23 • Portfolio yield increased 19 basis points to 3.32% from 3.13% in the prior quarter. • AFS securities ended the quarter with a net unrealized loss of $286.7 million compared to a net unrealized loss of $252.5 million at June 30, 2023. • HTM securities ended the quarter with a net unrealized loss of $154.2 million compared to a net unrealized loss of $130.2 million at June 30, 2023. • High quality portfolio consisting of 81% agency backed securities, with the remainder comprised primarily of highly-rated investment grade bonds. CLO portfolio is entirely AA/ AAA rated. • AFS portfolio duration of 4.1, total portfolio duration of 4.7.

24THIRD QUARTER 2023 EARNINGS PRESENTATION Deposits End-of-Period ($ in millions) $8,765 $9,982 $12,310 $12,283 $12,108 3.25% 4.50% 5.00% 5.25% 5.50% 0.09% 0.21% 0.77% 1.38% 1.79% Total Deposits Fed Funds Cost of Deposits 3Q'22 4Q'22 1Q'23 2Q'23 3Q'23 Distinctive Deposit Franchise Supported by Attractive Markets 3.7% annualized organic deposit growth, with the resulting additional liquidity used to pay down brokered deposits and FHLB borrowings. Continued focus on organic growth and relationship-based funding, in combination with our innovative analytics platform, supports a well-diversified, low-cost deposit portfolio. Transaction accounts represent 55% of overall deposit funding. Average deposits per banking center were $157 million, unchanged from the prior quarter.

25THIRD QUARTER 2023 EARNINGS PRESENTATION Deposits End-of-Period ($ in millions) $8,765 $9,982 $12,310 $12,283 $12,108 Transaction Accounts Savings Money Market Brokered Other Time Deposits 3Q'22 4Q'22 1Q'23 2Q'23 3Q'23 Granular, Diverse and Relationship-Focused Deposit Base Excluding brokered deposits, total deposits increased by $108 million, or 3.7% annualized. Noninterest demand deposits are a peer-leading 32% of overall deposits. The Company benefits from a granular deposit franchise, with the top ten depositors representing approximately 3% of total deposits. Consumer deposits represent 43% of total deposits, with an average balance per account of $24 thousand. Business deposits represent 57% of total deposits, with an average balance per account of $111 thousand. The average tenure for a Seacoast customer is 9.7 years. 64% 11% 19% 5% 64% 11% 20% 5% 58% 8% 24% 7% 57% 7% 23% 8% 10% 26% 6% 55% 1% 1% 3% 5% 3%

26THIRD QUARTER 2023 EARNINGS PRESENTATION Liquidity Sources vs Uninsured Deposits Cash and Borrowing Capacity vs. Uninsured Deposits ($ in millions) $6,445 $3,536 $696 $2,647 $369 $1,808 $300 $625 Borrowing Capacity + Cash Uninsured and Uncollateralized Deposits Total Cash & Borrowing Capacity = $6.4 Billion Uninsured and Uncollateralized Deposits = $3.5 Billion Uninsured and uncollateralized deposits represent 29% of total deposits. Total liquidity sources of $6.4 billion compared to uninsured and uncollateralized deposits of $3.5 billion, representing a 182% coverage ratio. Without using FHLB borrowing capacity, lines of credit, or liquidating unpledged securities, SBCF could fund the loss of all uninsured and uncollateralized deposits with cash and borrowing capacity at the Federal Reserve. Uninsured deposits represent 34% of overall deposit accounts. This includes public funds, which are protected from loss beyond FDIC insurance limits. Unpledged Securities Lines of Credit Discount Window Cash BTFP FHLB

27THIRD QUARTER 2023 EARNINGS PRESENTATION $15.98 $14.69 $14.25 $14.24 $14.26 $20.95 $22.45 $24.24 $24.14 $24.06 Tangible Book Value Per Share Book Value Per Share 3Q'22 4Q'22 1Q'23 2Q'23 3Q'23 9.8% 9.1% 8.4% 8.5% 8.7% 3Q'22 4Q'22 1Q'23 2Q'23 3Q'23 17.5% 15.8% 14.6% 14.7% 15.1% 16.5% 14.8% 13.4% 13.5% 14.0% Total Risk Based Capital Tier 1 Ratio 3Q'22 4Q'22 1Q'23 2Q'23 3Q'23 11.5% 10.4% 6.0% 12.1% 11.9%12.5% 15.1% 10.3% 16.1% 12.8% GAAP - ROTCE Adjusted - ROTCE 3Q'22 4Q'22 1Q'23 2Q'23 3Q'23 1Non-GAAP measure, see “Explanation of Certain Unaudited Non-GAAP Financial Measures" for more information and a reconciliation to GAAP. 2FDICIA defines well capitalized as 10.0% for total risk based capital and 8.0% for Tier 1 ratio at a total Bank level. Tangible Book Value and Book Value Per Share Tangible Common Equity / Tangible Assets Total Risk Based and Tier 1 CapitalReturn on Tangible Common Equity 1 10.0%2 8.0%2 Robust Capital Position Supporting a Fortress Balance Sheet

Michael Young Treasurer & Director of Investor Relations Michael.Young@SeacoastBank.com (772) 403-0451 INVESTOR RELATIONS NASDAQ: SBCF

29THIRD QUARTER 2023 EARNINGS PRESENTATION Appendix

30THIRD QUARTER 2023 EARNINGS PRESENTATION Quarterly Trend Nine Months Ended (Amounts in thousands) 3Q'23 2Q'23 1Q'23 4Q'22 3Q'22 3Q'23 3Q'22 Commercial pipeline at period end $ 300,798 $ 217,574 $ 297,380 $ 395,652 $ 530,430 $ 300,798 $ 530,430 Commercial loan originations 106,497 317,378 321,665 489,605 340,438 745,540 1,175,279 Residential pipeline-saleable at period end 6,820 11,492 6,614 4,207 6,563 6,820 6,563 Residential loans-sold 17,625 19,078 13,935 10,652 16,381 50,638 110,269 Residential pipeline-portfolio at period end 20,945 27,110 48,371 17,149 60,684 20,945 60,684 Residential loans-retained 43,962 85,294 90,058 74,272 69,272 219,314 347,725 Consumer pipeline at period end 24,482 28,446 38,742 36,585 43,732 24,482 43,732 Consumer originations 76,531 97,184 110,602 88,746 133,093 284,317 342,887 Total Pipelines at Period End $ 353,045 $ 284,622 $ 391,107 $ 453,593 $ 641,409 $ 353,045 $ 641,409 Total Originations $ 244,615 $ 518,934 $ 536,260 $ 663,275 $ 559,184 $ 1,299,809 $ 1,976,160 Loan Production and Pipeline Trend

31THIRD QUARTER 2023 EARNINGS PRESENTATION Recognition In October 2023, Seacoast was recognized among Fortune’s Best Workplaces for Women for 2023. Seacoast sets a leading example by fostering inclusivity, empowering women, and creating a workplace where every individual can reach their full potential. Seacoast has been Certified™ by Great Place To Work® for 2023. As the global authority on workplace culture, Great Place To Work® brings 30 years of groundbreaking research and data to recognize workplaces that create the conditions for an overwhelmingly positive employee experience. Seacoast earned recognition from the South Florida Business Journal and the Orlando Business Journal as one of 2023’s Best Places to Work and has received similar honors the past two years from American Banker.

32THIRD QUARTER 2023 EARNINGS PRESENTATION Florida’s Economic Strength Continues, and Acquisition Opportunities Remain Florida’s economic strength is evident. Individual and business migration to Florida has surged, and the economy has diversified across finance and technology. 14.6% Between 2010 and 2020, Florida’s population grew at twice the rate of overall U.S. population growth #1 Florida was the top state for net in-migration for the fifth consecutive year For the second consecutive year, Florida’s corporate income tax collections exceeded the fiscal budgeted amount. As a result, the Florida Dept of Revenue refunded the excess to corporations in April 2022 Florida Announces Surplus of $21.8 Billion for Fiscal Year 2021-22 Notes: 1Defined as having all branch locations in the state of Florida 2Includes US chartered subsidiaries of foreign banking organizations

33THIRD QUARTER 2023 EARNINGS PRESENTATION Florida Population Trends Florida’s economic strength is evident. Individual and business migration has surged, and the economy has diversified across finance and technology. Florida’s population growth has roughly doubled the national average. That trend is projected to continue over the next 5 years. Between 2010 and 2020, Florida’s population grew at twice the rate of overall U.S. population growth 14.6% Florida was the top state for net in-migration for the fifth consecutive year #1 2023 2010-2023 2023 2023-2028 2023-2028 MSA Market Rank1 Number of Branches1 Deposits In Market ($000)1 Deposit Market Share (%)1 Percent of National Franchise (%)1 Total Population (Actual) Population Change (%) Projected Population Change (%) Median Household Income ($) Projected HH Income Change (%) Miami-Fort Lauderdale-Pompano Beach, FL 15 22 $ 3,970,923 1.19% 32.33% 6,162,977 10.75% 1.95% $ 66,672 10.76 % Port St. Lucie, FL 1 11 3,180,325 24.20 25.89 511,894 20.70 7.53 68,090 11.74 Orlando-Kissimmee-Sanford, FL 8 13 1,732,373 2.38 14.10 2,778,772 30.19 6.35 68,251 10.63 Tampa-St. Petersburg-Clearwater, FL 24 5 555,404 0.45 4.52 3,268,872 17.45 5.19 65,247 11.68 Gainesville, FL 3 7 571,640 8.90 4.65 348,186 14.13 4.87 53,785 13.52 Sources: S&P Capital IQ. 1FDIC data as of June 30, 2023.

34THIRD QUARTER 2023 EARNINGS PRESENTATION Seacoast’s Approach to Customer Analytics Is a Unique Advantage

35THIRD QUARTER 2023 EARNINGS PRESENTATION Unique Approach to Growing Customer Value

36THIRD QUARTER 2023 EARNINGS PRESENTATION Successful online and mobile upgrade deliver an improved customer experience 121%reduction of inbound calls to telephone support center for routine password changes or balance checks Improvement in App Store rating performance Seacoast Bank successfully upgraded its online and mobile banking platform in 2022 for consumers, small businesses, and commercial customers. New features and functionality enabled by best-in-class technology now deliver an improved user experience consistent across devices. Migrated over 100,000+ end users Drive adoption of new features with the goal of improving customer satisfaction 10 new features, 400+ functions in total Dramatic Improvements in Customer Experience prior P2P provider vs.13x Zelle® volume13% 2x Online account opening vs. PY

37THIRD QUARTER 2023 EARNINGS PRESENTATION Building a Modern Technology Stack That Scales with Growth, And Delivers On Our Vision for Customer & Banker Experience… Q2 digital platform launched 2022 Q2 digital platform launched 2022 Q2 digital platform launched 2022 Q2 digital platform launched 2022 Q2 digital platform launched 2022 Q2 digital platform launched 2022

38THIRD QUARTER 2023 EARNINGS PRESENTATION This presentation contains financial information determined by methods other than Generally Accepted Accounting Principles (“GAAP”). The financial highlights provide reconciliations between GAAP and adjusted financial measures including net income, noninterest income, noninterest expense, tax adjustments and other financial ratios. Management uses these non-GAAP financial measures in its analysis of the Company’s performance and believes these presentations provide useful supplemental information, and a clearer understanding of the Company’s performance. The Company believes the non-GAAP measures enhance investors’ understanding of the Company’s business and performance and if not provided would be requested by the investor community. These measures are also useful in understanding performance trends and facilitate comparisons with the performance of other financial institutions. The limitations associated with operating measures are the risk that persons might disagree as to the appropriateness of items comprising these measures and that different companies might define or calculate these measures differently. The Company provides reconciliations between GAAP and these non-GAAP measures. These disclosures should not be considered an alternative to GAAP. Explanation of Certain Unaudited Non-GAAP Financial Measures

39THIRD QUARTER 2023 EARNINGS PRESENTATION Quarterly Trend (Amounts in thousands except per share data) 3Q'23 2Q'23 1Q'23 4Q'22 3Q'22 Net Income $ 31,414 $ 31,249 $ 11,827 $ 23,927 $ 29,237 Total noninterest income 17,793 21,576 22,445 17,651 16,103 Securities losses/(gains), net 387 176 (107) (18) 362 BOLI benefits on death (included in other income) — — (2,117) — — Total Adjustments to Noninterest Income 387 176 (2,224) (18) 362 Total Adjusted Noninterest Income 18,180 21,752 20,221 17,633 16,465 Total noninterest expense 93,915 107,865 107,475 91,510 61,359 Salaries and wages — (1,573) (4,240) (5,680) — Outsourced data processing costs — (10,904) (6,551) (2,582) — Legal and professional fees — (1,664) (4,789) (6,485) (1,791) Other categories — (1,507) (1,952) (1,393) (263) Total merger-related charges — (15,648) (17,532) (16,140) (2,054) Amortization of intangibles (7,457) (7,654) (6,727) (4,763) (1,446) Branch reductions and other expense initiatives (3,305) (571) (1,291) (176) (960) Total Adjustments to Noninterest Expense (10,762) (23,873) (25,550) (21,079) (4,460) Total Adjusted Noninterest Expense 83,153 83,992 81,925 70,431 56,899 Income Taxes 9,076 10,189 2,697 7,794 9,115 Tax effect of adjustments 2,826 6,095 5,912 5,062 1,222 Adjusted Income Taxes 11,902 16,284 8,609 12,856 10,337 Adjusted Net Income $ 39,737 $ 49,203 $ 29,241 $ 39,926 $ 32,837 Earnings per diluted share, as reported $ 0.37 $ 0.37 $ 0.15 $ 0.34 $ 0.47 Adjusted Earnings per Diluted Share 0.46 0.58 0.36 0.56 0.53 Average diluted shares outstanding 85,666 85,536 80,717 71,374 61,961 GAAP to Non-GAAP Reconciliation

40THIRD QUARTER 2023 EARNINGS PRESENTATION Quarterly Trend (Amounts in thousands except per share data) 3Q'23 2Q'23 1Q'23 4Q'22 3Q'22 Adjusted Noninterest Expense $ 83,153 $ 83,992 $ 81,925 $ 70,431 $ 56,899 Provision for unfunded commitments — — (1,239) — (1,015) Foreclosed property expense and net (loss) gain on sale (274) 57 (195) 411 (9) Net Adjusted Noninterest Expense $ 82,879 $ 84,049 $ 80,491 $ 70,842 $ 55,875 Revenue $ 137,099 $ 148,539 $ 153,597 $ 137,360 $ 104,387 Total Adjustments to Revenue 387 176 (2,224) (18) 362 Impact of FTE adjustment 199 190 199 149 115 Adjusted Revenue on a Fully Taxable Equivalent Basis $ 137,685 $ 148,905 $ 151,572 $ 137,491 $ 104,864 Adjusted Efficiency Ratio 60.19% 56.44% 53.10% 51.52% 53.28 % Net Interest Income $ 119,306 $ 126,963 $ 131,152 $ 119,709 $ 88,284 Impact of FTE adjustment 199 190 199 149 115 Net Interest Income Including FTE adjustment $ 119,505 $ 127,153 $ 131,351 $ 119,858 $ 88,399 Total noninterest income 17,793 21,576 22,445 17,651 16,103 Total noninterest expense 93,915 107,865 107,475 91,510 61,359 Pre-Tax Pre-Provision Earnings $ 43,383 $ 40,864 $ 46,321 $ 45,999 $ 43,143 Total Adjustments to Noninterest Income 387 176 (2,224) (18) 362 Total Adjustments to Noninterest Expense (11,036) (23,816) (26,984) (20,668) (5,484) Adjusted Pre-Tax Pre-Provision Earnings $ 54,806 $ 64,856 $ 71,081 $ 66,649 $ 48,989 Average Assets $ 14,906,003 $ 14,887,289 $ 13,947,976 $ 12,139,856 $ 10,585,338 Less average goodwill and intangible assets (839,787) (842,988) (750,694) (521,412) (305,935) Average Tangible Assets $ 14,066,216 $ 14,044,301 $ 13,197,282 $ 11,618,444 $ 10,279,403 GAAP to Non-GAAP Reconciliation

41THIRD QUARTER 2023 EARNINGS PRESENTATION Quarterly Trend (Amounts in thousands except per share data) 3Q'23 2Q'23 1Q'23 4Q'22 3Q'22 Return on Average Assets (ROA) 0.84% 0.84% 0.34% 0.78% 1.10 % Impact of removing average intangible assets and related amortization 0.20 0.22 0.18 0.16 0.07 Return on Average Tangible Assets (ROTA) 1.04 1.06 0.52 0.94 1.17 Impact of other adjustments for Adjusted Net Income 0.08 0.35 0.38 0.42 0.10 Adjusted Return on Average Tangible Assets 1.12 1.41 0.90 1.36 1.27 Pre-Tax Pre-Provision return on Average Tangible Assets 1.38 1.33 1.58 1.69 1.71 Impact of adjustments on Pre-Tax Pre-Provision earnings 0.17 0.52 0.60 0.59 0.18 Adjusted Pre-Tax Pre-Provision Return on Tangible Assets 1.55 1.85 2.18 2.28 1.89 Average Shareholders' Equity $ 2,072,747 $ 2,070,529 $ 1,897,045 $ 1,573,704 $ 1,349,475 Less average goodwill and intangible assets (839,787) (842,988) (750,694) (521,412) (305,935) Average Tangible Equity $ 1,232,960 $ 1,227,541 $ 1,146,351 $ 1,052,292 $ 1,043,540 Return on Average Shareholders' Equity 6.01% 6.05% 2.53% 6.03% 8.60 % Impact of removing average intangible assets and related amortization 5.89 6.03 3.43 4.33 2.93 Return on Average Tangible Common Equity (ROTCE) 11.90 12.08 5.96 10.36 11.53 Impact of other adjustments for Adjusted Net Income 0.89 4.00 4.38 4.69 0.95 Adjusted Return on Average Tangible Common Equity 12.79 16.08 10.34 15.05 12.48 Loan Interest Income1 $ 150,048 $ 148,432 $ 135,341 $ 105,437 $ 74,050 Accretion on acquired loans (14,843) (14,580) (15,942) (9,710) (2,242) Loan interest income excluding accretion on acquired loans $ 135,205 $ 133,852 $ 119,399 $ 95,727 $ 71,808 1On a fully taxable equivalent basis. All yields and rates have been computed using amortized cost. GAAP to Non-GAAP Reconciliation

42THIRD QUARTER 2023 EARNINGS PRESENTATION Quarterly Trend (Amounts in thousands except per share data) 3Q'23 2Q'23 1Q'23 4Q'22 3Q'22 Yield on Loans1 5.93% 5.89% 5.86% 5.29% 4.45 % Impact of accretion on acquired loans (0.59) (0.58) (0.69) (0.49) (0.14) Yield on loans excluding accretion on acquired loans 5.34% 5.31% 5.17% 4.80% 4.31 % Net Interest income1 $ 119,505 $ 127,153 $ 131,351 $ 119,858 $ 88,399 Accretion on acquired loans (14,843) (14,580) (15,942) (9,710) (2,242) Net interest income excluding accretion on acquired loans $ 104,662 $ 112,573 $ 115,409 $ 110,148 $ 86,157 Net Interest Margin1 3.57% 3.86% 4.31% 4.36% 3.67 % Impact of accretion on acquired loans (0.44) (0.44) (0.53) (0.35) (0.09) Net interest margin excluding accretion on acquired loans 3.13% 3.42% 3.78% 4.01% 3.58 % Security Interest Income1 $ 21,520 $ 21,018 $ 19,375 $ 18,694 $ 15,827 Tax equivalent adjustment on securities (22) (23) (26) (34) (35) Security interest income excluding tax equivalent adjustment $ 21,498 $ 20,995 $ 19,349 $ 18,660 $ 15,792 Loan Interest Income1 $ 150,048 $ 148,432 $ 135,341 $ 105,437 $ 74,050 Tax equivalent adjustment on loans (177) (167) (173) (115) (80) Loan interest income excluding tax equivalent adjustment $ 149,871 $ 148,265 $ 135,168 $ 105,322 $ 73,970 Net Interest Income1 $ 119,505 $ 127,153 $ 131,351 $ 119,858 $ 88,399 Tax equivalent adjustment on securities (22) (23) (26) (34) (35) Tax equivalent adjustment on loans (177) (167) (173) (115) (80) Net interest income excluding tax equivalent adjustment $ 119,306 $ 126,963 $ 131,152 $ 119,709 $ 88,284 1On a fully taxable equivalent basis. All yields and rates have been computed using amortized cost. GAAP to Non-GAAP Reconciliation